EXHIBIT 99.1

WESTERN GAS ANNOUNCES
THIRD-QUARTER 2015 RESULTS

ANNOUNCES NEW DELAWARE BASIN GROWTH PROJECT; RAISES MIDPOINT OF ADJUSTED EBITDA GUIDANCE RANGE

HOUSTON, October 28, 2015 – Western Gas Partners, LP (NYSE: WES) (“WES” or the “Partnership”) and Western Gas Equity Partners, LP (NYSE: WGP) (“WGP”) today announced third-quarter 2015 financial and operating results.
WESTERN GAS PARTNERS, LP
Net income available to limited partners(1) for the third quarter of 2015 totaled $111.1 million, or $0.77 per common unit (diluted). For the third quarter of 2015, Adjusted EBITDA(1) was $182.9 million and Distributable cash flow(1) was $152.8 million.
WES previously declared a quarterly distribution of $0.775 per unit for the third quarter of 2015. This distribution represented a 3% increase over the prior quarter’s distribution and a 15% increase over the third-quarter 2014 distribution of $0.675 per unit. The distribution will be paid on November 12, 2015, to unitholders of record at the close of business on November 2, 2015. The third-quarter 2015 Coverage ratio(1) of 1.05 times was based on the quarterly distribution of $0.775 per unit. For the nine-months ended September 30, 2015, the Coverage ratio(1) of 1.13 times was based on a year-to-date distribution of $2.250 per unit.
Total throughput attributable to WES for natural gas assets for the third quarter of 2015 averaged 3.8 Bcf/d, which was 7% below the prior quarter and 7% above the third quarter of 2014. Approximately 44% of the sequential decline in throughput was due to the sale of the Dew and Pinnacle systems in July. Total throughput for crude/NGL assets for the third quarter of 2015 averaged 145 MBbls/d, which was 8% above the prior quarter and 5% above the third quarter of 2014.

(1) The $77.2 million net gain from the sale of the Dew and Pinnacle systems is included in Net income available to limited partners, but is excluded from Adjusted EBITDA and Distributable cash flow. Please see the tables at the end of this release for a reconciliation of non-GAAP to GAAP measures and calculation of the Coverage ratio.

“Despite scheduled and unscheduled downtime at our DBM complex and Lancaster plant, the quarter was in line with our expectations and we are raising the mid-point of our full-year Adjusted EBITDA outlook,” said Chief Executive Officer, Don Sinclair. “We continue to be encouraged by the consistent activity in the Delaware Basin, and I am pleased to announce that our Board has approved the construction of an additional 200MMcf/d processing train at our DBM complex. We currently expect this new train to be operational in mid-2017, but have built in the flexibility to accelerate this timing if needed.”
Capital expenditures attributable to WES, including equity investments but excluding acquisitions, totaled $136.4 million on a cash basis and $128.5 million on an accrual basis, during the third quarter of 2015. Maintenance capital expenditures on a cash basis were $13.7 million, or 7% of Adjusted EBITDA(1). The Partnership narrowed its outlook ranges for full-year Adjusted EBITDA, total capital expenditures (including equity investments but excluding acquisitions) and maintenance capital expenditures to $745 million to $770 million, $580 million to $620 million, and 7% to 9% of Adjusted EBITDA, respectively. The Partnership also announced that it intends to extend the DJ Basin and Hugoton commodity price swap agreements through December 31, 2016, with such extensions to be executed before the end of 2015.
WESTERN GAS EQUITY PARTNERS, LP
WGP indirectly owns the entire general partner interest in WES, 100% of the incentive distribution rights in WES and 49,296,205 WES common units. Net income available to limited partners(1) for the third quarter of 2015 totaled $88.3 million, or $0.40 per common unit (diluted).
WGP previously declared a quarterly distribution of $0.38125 per unit for the third quarter of 2015. This distribution represented a 5% increase over the prior quarter’s distribution and a 31% increase over the third-quarter 2014 distribution of $0.29125. The distribution will be paid on November 20, 2015, to unitholders of record at the close of business on November 2, 2015. WGP will receive distributions from WES of $84.7 million attributable to the third quarter and will pay $83.5 million in distributions for the same period.

(1) The $77.2 million net gain from the sale of the Dew and Pinnacle systems is included in Net income available to limited partners, but is excluded from Adjusted EBITDA and Distributable cash flow. Please see the tables at the end of this release for a reconciliation of non-GAAP to GAAP measures and calculation of the Coverage ratio.

CONFERENCE CALL TOMORROW AT 11 A.M. CDT
WES and WGP will host a joint conference call on Thursday, October 29, 2015, at 11:00 a.m. Central Daylight Time (12:00 p.m. Eastern Daylight Time) to discuss third-quarter 2015 results. Individuals who would like to participate should dial 866-777-2509 (Domestic) or 412-317-5413 (International) approximately 15 minutes before the scheduled conference call time. Pre-registration is available through the investor relations page at www.westerngas.com. Pre-registrants will be issued a personal identification number to use when dialing in to the live conference call, which will enable the participant to bypass the operator and gain immediate access to the call. To access the live audio webcast of the conference call, please visit the investor relations section of the Partnership’s website at www.westerngas.com. A replay of the conference call will also be available on the website for two weeks following the call. Simultaneously with the issuance of this press release, the slide presentation to accompany the earnings call has been posted to the investor relations page of the Western Gas website.
Western Gas Partners, LP (“WES”) is a growth-oriented Delaware master limited partnership formed by Anadarko Petroleum Corporation to acquire, own, develop and operate midstream energy assets. With midstream assets located in the Rocky Mountains, the Mid-Continent, North-central Pennsylvania and Texas, WES is engaged in the business of gathering, processing, compressing, treating and transporting natural gas, condensate, natural gas liquids and crude oil for Anadarko, as well as for other producers and customers.
Western Gas Equity Partners, LP (“WGP”) is a Delaware master limited partnership formed by Anadarko to own the following types of interests in WES: (i) the general partner interest and all of the incentive distribution rights in WES, both owned through WGP’s 100% ownership of WES’s general partner, and (ii) a significant limited partner interest in WES.

For more information about Western Gas Partners, LP and Western Gas Equity Partners, LP, please visit www.westerngas.com.

This news release contains forward-looking statements. Western Gas Partners and Western Gas Equity Partners believe that their expectations are based on reasonable assumptions. No assurance, however, can be given that such expectations will prove to have been correct. A number of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this news release. These factors include the ability to meet financial guidance or distribution growth expectations; the ability to safely and efficiently operate WES’s assets; the ability to obtain new sources of natural gas supplies; the effect of fluctuations in commodity prices and the demand for natural gas and related products; the ability to meet projected in-service dates for capital growth projects; construction costs or capital expenditures exceeding estimated or budgeted costs or expenditures; and the other factors described in the “Risk Factors” sections of WES’s and WGP’s most recent Forms 10-K and Forms 10-Q filed with the Securities and Exchange Commission and in their other public filings and press releases. Western Gas Partners and Western Gas Equity Partners undertake no obligation to publicly update or revise any forward-looking statements.

# # #

WESTERN GAS CONTACT
Benjamin Fink, CFA
SVP, Chief Financial Officer and Treasurer
832.636.6010
benjamin.fink@westerngas.com

Western Gas Partners, LP Reconciliation of GAAP to Non-GAAP Measures

Below are reconciliations of (i) WES’s Distributable cash flow (non-GAAP) to net income attributable to Western Gas Partners, LP (GAAP), (ii) Adjusted EBITDA attributable to Western Gas Partners, LP (“Adjusted EBITDA”) (non-GAAP) to net income attributable to Western Gas Partners, LP (GAAP) and to net cash provided by operating activities (GAAP), and (iii) Adjusted gross margin attributable to Western Gas Partners, LP (“Adjusted gross margin”) (non-GAAP) to operating income (GAAP), as required under Regulation G of the Securities Exchange Act of 1934. Management believes that WES’s Distributable cash flow, Adjusted EBITDA, Adjusted gross margin, and Coverage ratio are widely accepted financial indicators of WES’s financial performance compared to other publicly traded partnerships and are useful in assessing its ability to incur and service debt, fund capital expenditures and make distributions. Distributable cash flow, Adjusted EBITDA, Adjusted gross margin and Coverage ratio, as defined by WES, may not be comparable to similarly titled measures used by other companies. Therefore, WES’s Distributable cash flow, Adjusted EBITDA, Adjusted gross margin and Coverage ratio should be considered in conjunction with net income and other applicable performance measures, such as operating income or cash flows from operating activities.

Distributable Cash Flow

WES defines Distributable cash flow as Adjusted EBITDA, plus interest income and the net settlement amounts from the sale and/or purchase of natural gas, drip condensate and NGLs under our commodity price swap agreements to the extent such amounts are not recognized as Adjusted EBITDA, less net cash paid for interest expense (including amortization of deferred debt issuance costs originally paid in cash, offset by non-cash capitalized interest), maintenance capital expenditures, and income taxes.

	Three Months Ended September 30,			Nine Months Ended September 30,
thousands except Coverage ratio	2015		2014 (1)	2015		2014 (1)
Reconciliation of Net income attributable to Western Gas Partners, LP to Distributable cash flow and calculation of the Coverage ratio
Net income attributable to Western Gas Partners, LP	$161,306		$109,159	$355,396		$299,382
Add:
Distributions from equity investees	25,482		20,807	73,054		57,448
Non-cash equity-based compensation expense	1,148		1,034	3,423		3,188
Interest expense, net (non-cash settled) (2)	4,310		—	9,920		—
Income tax (benefit) expense	1,661		3,891	4,305		8,199
Depreciation, amortization and impairments (3)	65,035		46,631	199,990		132,741
Above-market component of swap extensions with Anadarko	7,916		—	7,916		—
Less:
Gain on divestiture, net	77,244		—	77,244		—
Equity income, net	21,976		19,063	59,137		41,322
Cash paid for maintenance capital expenditures (3)	13,695		12,561	36,589		35,554
Capitalized interest	1,039		1,900	6,826		7,347
Cash paid for (reimbursement of) income taxes	—		—	(138)		(340)
Other income (3) (4)	82		94	219		251
Distributable cash flow	$152,822		$147,904	$474,127		$416,824
Distributions declared (5)
Limited partners	$99,645			$289,215
General partner	46,515			129,884
Total	$146,160			$419,099
Coverage ratio	1.05	x		1.13	x

(1)
In March 2015, WES acquired Anadarko’s interest in Delaware Basin JV Gathering LLC, which owns a 50% interest in a gathering system and related facilities (the “DBJV system”). WES will make a cash payment on March 1, 2020, to Anadarko as consideration for the acquisition. The net present value of this future obligation has been recorded on the consolidated balance sheet under Deferred purchase price obligation - Anadarko. Financial information has been recast to include the financial position and results attributable to the DBJV system.

(2)	Includes accretion expense related to the Deferred purchase price obligation - Anadarko associated with the acquisition of DBJV.

(3)	Includes WES’s 75% share of depreciation, amortization and impairments; cash paid for maintenance capital expenditures; and other income attributable to Chipeta.

(4)
Excludes income of zero for each of the three months ended September 30, 2015 and 2014, and zero and $0.5 million for the nine months ended September 30, 2015 and 2014, respectively, related to a component of a gas processing agreement accounted for as a capital lease.

(5)	Reflects cash distributions of $0.775 and $2.250 per unit declared for the three and nine months ended September 30, 2015, respectively.

Western Gas Partners, LP Reconciliation of GAAP to Non-GAAP Measures, continued

Adjusted EBITDA Attributable to Western Gas Partners, LP

WES defines Adjusted EBITDA as net income (loss) attributable to Western Gas Partners, LP, plus distributions from equity investees, non-cash equity-based compensation expense, interest expense, income tax expense, depreciation, amortization and impairments, and other expense, less gain on divestiture, income from equity investments, interest income, income tax benefit and other income.

	Three Months Ended September 30,		Nine Months Ended September 30,
thousands	2015	2014 (1)	2015	2014 (1)
Reconciliation of Net income attributable to Western Gas Partners, LP to Adjusted EBITDA attributable to Western Gas Partners, LP
Net income attributable to Western Gas Partners, LP	$161,306	$109,159	$355,396	$299,382
Add:
Distributions from equity investees	25,482	20,807	73,054	57,448
Non-cash equity-based compensation expense	1,148	1,034	3,423	3,188
Interest expense	31,773	20,878	82,337	55,703
Income tax expense	1,661	3,891	6,121	8,199
Depreciation, amortization and impairments (2)	65,035	46,631	199,990	132,741
Less:
Gain on divestiture, net	77,244	—	77,244	—
Equity income, net	21,976	19,063	59,137	41,322
Interest income – affiliates	4,225	4,225	12,675	12,675
Other income (2) (3)	82	94	219	251
Income tax benefit	—	—	1,816	—
Adjusted EBITDA attributable to Western Gas Partners, LP	$182,878	$179,018	$569,230	$502,413

Reconciliation of Adjusted EBITDA attributable to Western Gas Partners, LP to Net cash provided by operating activities
Adjusted EBITDA attributable to Western Gas Partners, LP	$182,878	$179,018	$569,230	$502,413
Adjusted EBITDA attributable to noncontrolling interest	2,838	4,506	10,173	12,922
Interest income (expense), net	(27,548)	(16,653)	(69,662)	(43,028)
Uncontributed cash-based compensation awards	(21)	(11)	(166)	22
Accretion and amortization of long-term obligations, net	5,226	687	12,296	2,045
Current income tax benefit (expense)	(493)	(2,085)	(1,312)	(4,175)
Other income (expense), net (3)	85	97	227	260
Distributions from equity investments in excess of cumulative earnings	(3,871)	(4,539)	(12,409)	(14,387)
Changes in operating working capital:
Accounts receivable, net	22,031	(28,799)	(24,104)	(52,659)
Accounts and natural gas imbalance payables and accrued liabilities, net	15,669	31,540	15,952	35,807
Other	147	(2,602)	(1,817)	1,645
Net cash provided by operating activities	$196,941	$161,159	$498,408	$440,865
Cash flow information of Western Gas Partners, LP
Net cash provided by operating activities			$498,408	$440,865
Net cash used in investing activities			$(337,989)	$(950,282)
Net cash provided by (used in) financing activities			$(154,273)	$476,526

(1)	Financial information has been recast to include the financial position and results attributable to the DBJV system.

(2)	Includes WES’s 75% share of depreciation, amortization and impairments; and other income attributable to Chipeta.

(3)
Excludes income of zero for each of the three months ended September 30, 2015 and 2014, and zero and $0.5 million for the nine months ended September 30, 2015 and 2014, respectively, related to a component of a gas processing agreement accounted for as a capital lease.

Western Gas Partners, LP Reconciliation of GAAP to Non-GAAP Measures, continued

Adjusted gross margin attributable to Western Gas Partners, LP

WES defines Adjusted gross margin as total revenues and other less reimbursements for electricity-related expenses recorded as revenue, and cost of product, plus distributions from equity investees and excluding the noncontrolling interest owner’s proportionate share of revenue and cost of product.

	Three Months Ended September 30,		Nine Months Ended September 30,
thousands	2015	2014 (1)	2015	2014 (1)
Reconciliation of Adjusted gross margin attributable to Western Gas Partners, LP to Operating income
Adjusted gross margin attributable to Western Gas Partners, LP for natural gas assets	$240,210	$228,112	$729,404	$646,796
Adjusted gross margin for crude/NGL assets	23,507	19,396	65,709	51,692
Adjusted gross margin attributable to Western Gas Partners, LP	$263,717	$247,508	$795,113	$698,488
Adjusted gross margin attributable to noncontrolling interest	$3,753	$5,582	$13,222	$15,611
Gain on divestiture, net	77,244	—	77,244	—
Equity income, net	21,976	19,063	59,137	41,322
Reimbursed electricity-related charges recorded as revenues	15,392	12,021	40,423	28,574
Less:
Distributions from equity investees	25,482	20,807	73,054	57,448
Operation and maintenance	80,633	67,489	218,640	184,023
General and administrative	9,318	8,339	28,497	25,688
Property and other taxes	8,343	6,793	25,641	21,343
Depreciation, amortization and impairments	65,688	47,277	201,941	134,667
Operating income	$192,618	$133,469	$437,366	$360,826

(1)	Financial information has been recast to include the financial position and results attributable to the DBJV system.

Western Gas Partners, LP
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
thousands except per-unit amounts	2015	2014 (1)	2015	2014 (1)
Revenues and other
Gathering, processing and transportation of natural gas and natural gas liquids	$235,638	$195,825	$698,748	$542,760
Natural gas, natural gas liquids and drip condensate sales	147,000	153,672	486,874	461,740
Other	2,463	8,024	4,460	11,651
Total revenues and other	385,101	357,521	1,190,082	1,016,151
Equity income, net	21,976	19,063	59,137	41,322
Operating expenses
Cost of product	127,721	113,217	414,378	330,926
Operation and maintenance	80,633	67,489	218,640	184,023
General and administrative	9,318	8,339	28,497	25,688
Property and other taxes	8,343	6,793	25,641	21,343
Depreciation, amortization and impairments	65,688	47,277	201,941	134,667
Total operating expenses	291,703	243,115	889,097	696,647
Gain on divestiture, net	77,244	—	77,244	—
Operating income	192,618	133,469	437,366	360,826
Interest income – affiliates	4,225	4,225	12,675	12,675
Interest expense	(31,773)	(20,878)	(82,337)	(55,703)
Other income (expense), net	85	97	227	788
Income before income taxes	165,155	116,913	367,931	318,586
Income tax (benefit) expense	1,661	3,891	4,305	8,199
Net income	163,494	113,022	363,626	310,387
Net income attributable to noncontrolling interest	2,188	3,863	8,230	11,005
Net income attributable to Western Gas Partners, LP	$161,306	$109,159	$355,396	$299,382
Limited partners’ interest in net income:
Net income attributable to Western Gas Partners, LP	$161,306	$109,159	$355,396	$299,382
Pre-acquisition net (income) loss allocated to Anadarko	—	(6,482)	(1,742)	(13,282)
General partner interest in net (income) loss	(50,213)	(31,058)	(138,121)	(83,939)
Limited partners’ interest in net income	$111,093	$71,619	$215,533	$202,161
Net income per common unit – basic	$0.77	$0.60	$1.46	$1.71
Net income per common unit – diluted	0.77	0.60	1.46	1.71
Weighted-average common units outstanding – basic	128,575	119,068	128,267	118,326
Weighted-average common units outstanding – diluted	139,736	119,068	139,309	118,326

(1)	Financial information has been recast to include the financial position and results attributable to the DBJV system.

Western Gas Partners, LP
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

thousands except number of units	September 30, 2015	December 31, 2014 (1)
Current assets	$235,137	$186,364
Note receivable – Anadarko	260,000	260,000
Net property, plant and equipment	4,789,922	4,571,443
Other assets	1,887,273	1,936,725
Total assets	$7,172,332	$6,954,532
Current liabilities	$222,826	$239,833
Long-term debt	2,587,189	2,422,954
Asset retirement obligations and other	126,459	157,370
Deferred purchase price obligation – Anadarko	184,196	—
Total liabilities	$3,120,670	$2,820,157
Equity and partners’ capital
Common units (128,574,646 and 127,695,130 units issued and outstanding at September 30, 2015, and December 31, 2014, respectively)	$3,115,480	$3,119,714
Class C units (11,230,814 and 10,913,853 units issued and outstanding at September 30, 2015, and December 31, 2014, respectively)	744,840	716,957
General partner units (2,583,068 units issued and outstanding at September 30, 2015, and December 31, 2014)	123,792	105,725
Net investment by Anadarko	—	122,509
Noncontrolling interest	67,550	69,470
Total liabilities, equity and partners’ capital	$7,172,332	$6,954,532

(1)	Financial information has been recast to include the financial position and results attributable to the DBJV system.

Western Gas Partners, LP
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Nine Months Ended September 30,
thousands	2015	2014 (1)
Cash flows from operating activities
Net income	$363,626	$310,387
Adjustments to reconcile net income to net cash provided by operating activities and changes in working capital:
Depreciation, amortization and impairments	201,941	134,667
Gain on divestiture, net	(77,244)	—
Change in other items, net	10,085	(4,189)
Net cash provided by operating activities	498,408	440,865
Cash flows from investing activities
Capital expenditures	$(473,394)	$(529,197)
Contributions in aid of construction costs from affiliates	—	183
Acquisitions from affiliates	(12,131)	(372,393)
Acquisitions from third parties	(3,514)	—
Investments in equity affiliates	(9,052)	(63,267)
Distributions from equity investments in excess of cumulative earnings	12,409	14,387
Proceeds from the sale of assets to affiliates	700	—
Proceeds from the sale of assets to third parties	146,993	5
Net cash used in investing activities	(337,989)	(950,282)
Cash flows from financing activities
Borrowings, net of debt issuance costs	$769,606	$1,136,878
Repayments of debt	(610,000)	(480,000)
Increase (decrease) in outstanding checks	(1,482)	2,908
Proceeds from the issuance of common and general partner units, net of offering expenses	57,353	101,502
Distributions to unitholders	(398,983)	(297,013)
Distributions to noncontrolling interest owner	(10,150)	(11,349)
Net contributions from Anadarko	31,467	23,600
Above-market component of swap extensions with Anadarko	7,916	—
Net cash provided by (used in) financing activities	(154,273)	476,526
Net increase (decrease) in cash and cash equivalents	6,146	(32,891)
Cash and cash equivalents at beginning of period	67,054	100,728
Cash and cash equivalents at end of period	$73,200	$67,837

(1)	Financial information has been recast to include the financial position and results attributable to the DBJV system.

Western Gas Partners, LP
OPERATING STATISTICS
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
MMcf/d except throughput measured in barrels and per-unit amounts	2015	2014 (1)	2015	2014 (1)

Throughput for natural gas assets
Gathering, treating and transportation	1,401	1,581	1,552	1,634
Processing	2,327	1,936	2,351	1,903
Equity investment (2)	177	175	171	171
Total throughput for natural gas assets	3,905	3,692	4,074	3,708
Throughput attributable to noncontrolling interest for natural gas assets	126	165	149	169
Total throughput attributable to Western Gas Partners, LP for natural gas assets (3)	3,779	3,527	3,925	3,539
Total throughput (MBbls/d) for crude/NGL assets (4)	145	138	137	111
Adjusted gross margin per Mcf attributable to Western Gas Partners, LP for natural gas assets (5)	$0.69	$0.70	$0.68	$0.67
Adjusted gross margin per Bbl for crude/NGL assets (6)	$1.76	$1.53	$1.76	$1.71

(1)	Throughput has been recast to include throughput attributable to the DBJV system.

(2)
Represents WES’s 14.81% share of average Fort Union and 22% share of average Rendezvous throughput. Excludes equity investment throughput measured in barrels (captured in “Total throughput (MBbls/d) for crude/NGL assets” as noted below).

(3)
Includes affiliate, third-party and equity investment throughput (as equity investment throughput is defined in the above footnote), excluding the noncontrolling interest owner’s proportionate share of throughput.

(4)
Represents total throughput measured in barrels, consisting of throughput from WES’s Chipeta NGL pipeline, WES’s 10% share of average White Cliffs throughput, WES’s 25% share of average Mont Belvieu JV throughput, WES’s 20% share of average TEG and TEP throughput and WES’s 33.33% share of average FRP throughput.

(5)
Average for period. Calculated as Adjusted gross margin attributable to Western Gas Partners, LP for natural gas assets (total revenues and other for natural gas assets less reimbursements for electricity-related expenses recorded as revenue, and cost of product for natural gas assets plus distributions from WES’s equity investments in Fort Union and Rendezvous, and excluding the noncontrolling interest owners’ proportionate share of revenue and cost of product) divided by total throughput (MMcf/d) attributable to Western Gas Partners, LP for natural gas assets.

(6)
Average for period. Calculated as Adjusted gross margin for crude/NGL assets (total revenues and other for crude/NGL assets less reimbursements for electricity-related expenses recorded as revenue, and cost of product for crude/NGL assets plus distributions from WES’s equity investments in White Cliffs, the Mont Belvieu JV, TEG, TEP and FRP), divided by total throughput (MBbls/d) for crude/NGL assets.

Western Gas Equity Partners, LP
CALCULATION OF CASH AVAILABLE FOR DISTRIBUTION
(Unaudited)

	Three Months Ended
thousands except per-unit amount and Coverage ratio	September 30, 2015
Distributions declared by Western Gas Partners, LP:
General partner interest	$2,879
Incentive distribution rights	43,637
Common units held by WGP	38,205
Less:
Public company general and administrative expense	741
Cash available for distribution	$83,980
Declared distribution per common unit	$0.38125
Distributions declared by Western Gas Equity Partners, LP	$83,461
Coverage ratio	1.01	x

Western Gas Equity Partners, LP
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
thousands except per-unit amounts	2015	2014 (1)	2015	2014 (1)
Revenues and other
Gathering, processing and transportation of natural gas and natural gas liquids	$235,638	$195,825	$698,748	$542,760
Natural gas, natural gas liquids and drip condensate sales	147,000	153,672	486,874	461,740
Other	2,463	8,024	4,460	11,651
Total revenues and other	385,101	357,521	1,190,082	1,016,151
Equity income, net	21,976	19,063	59,137	41,322
Operating expenses
Cost of product	127,721	113,217	414,378	330,926
Operation and maintenance	80,633	67,489	218,640	184,023
General and administrative	10,059	9,116	30,848	28,193
Property and other taxes	8,355	6,793	25,679	21,343
Depreciation, amortization and impairments	65,688	47,277	201,941	134,667
Total operating expenses	292,456	243,892	891,486	699,152
Gain on divestiture, net	77,244	—	77,244	—
Operating income	191,865	132,692	434,977	358,321
Interest income – affiliates	4,225	4,225	12,675	12,675
Interest expense	(31,773)	(20,878)	(82,339)	(55,703)
Other income (expense), net	96	118	256	849
Income before income taxes	164,413	116,157	365,569	316,142
Income tax (benefit) expense	1,661	3,891	4,305	8,199
Net income	162,752	112,266	361,264	307,943
Net income attributable to noncontrolling interests	74,468	45,832	148,156	128,958
Net income attributable to Western Gas Equity Partners, LP	$88,284	$66,434	$213,108	$178,985
Limited partners’ interest in net income:
Net income attributable to Western Gas Equity Partners, LP	$88,284	$66,434	$213,108	$178,985
Pre-acquisition net (income) loss allocated to Anadarko	—	(6,482)	(1,742)	(13,282)
Limited partners’ interest in net income	$88,284	$59,952	$211,366	$165,703
Net income per common unit – basic and diluted	$0.40	$0.27	$0.97	$0.76
Weighted-average number of common units outstanding – basic and diluted	218,914	218,903	218,912	218,903

(1)	Financial information has been recast to include the financial position and results attributable to the DBJV system.

Western Gas Equity Partners, LP
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

thousands except number of units	September 30, 2015	December 31, 2014 (1)
Current assets	$236,809	$187,073
Note receivable – Anadarko	260,000	260,000
Net property, plant and equipment	4,789,922	4,571,443
Other assets	1,887,273	1,936,725
Total assets	$7,174,004	$6,955,241
Current liabilities	$222,999	$241,058
Long-term debt	2,587,189	2,422,954
Asset retirement obligations and other	126,459	157,370
Deferred purchase price obligation – Anadarko	184,196	—
Total liabilities	$3,120,843	$2,821,382
Equity and partners’ capital
Common units (218,913,688 and 218,909,977 units issued and outstanding at September 30, 2015, and December 31, 2014, respectively)	$1,264,012	$1,260,195
Net investment by Anadarko	—	122,509
Noncontrolling interests	2,789,149	2,751,155
Total liabilities, equity and partners’ capital	$7,174,004	$6,955,241

(1)	Financial information has been recast to include the financial position and results attributable to the DBJV system.

Western Gas Equity Partners, LP
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Nine Months Ended September 30,
thousands	2015	2014 (1)
Cash flows from operating activities
Net income	$361,264	$307,943
Adjustments to reconcile net income to net cash provided by operating activities and changes in working capital:
Depreciation, amortization and impairments	201,941	134,667
Gain on divestiture, net	(77,244)	—
Change in other items, net	10,850	(4,294)
Net cash provided by operating activities	496,811	438,316
Cash flows from investing activities
Capital expenditures	$(473,394)	$(529,197)
Contributions in aid of construction costs from affiliates	—	183
Acquisitions from affiliates	(12,131)	(372,393)
Acquisitions from third parties	(3,514)	—
Investments in equity affiliates	(9,052)	(63,267)
Distributions from equity investments in excess of cumulative earnings	12,409	14,387
Proceeds from the sale of assets to affiliates	700	—
Proceeds from the sale of assets to third parties	146,993	5
Net cash used in investing activities	(337,989)	(950,282)
Cash flows from financing activities
Borrowings, net of debt issuance costs	$769,606	$1,136,878
Repayments of debt	(611,150)	(480,000)
Increase (decrease) in outstanding checks	(1,482)	2,908
Proceeds from the issuance of WES common units, net of offering expenses	57,353	99,035
Distributions to WGP unitholders	(223,016)	(164,725)
Distributions to Chipeta noncontrolling interest owner	(10,150)	(11,349)
Distributions to noncontrolling interest owners of WES	(171,737)	(129,247)
Net contributions from Anadarko	31,467	23,600
Above-market component of swap extensions with Anadarko	7,916	—
Net cash provided by (used in) financing activities	(151,193)	477,100
Net increase (decrease) in cash and cash equivalents	7,629	(34,866)
Cash and cash equivalents at beginning of period	67,213	113,085
Cash and cash equivalents at end of period	$74,842	$78,219

(1)	Financial information has been recast to include the financial position and results attributable to the DBJV system.